SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                 July 14, 1999
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE

          (Exact Name of Registrant as Specified in Trust Agreement)


                                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                        13-3375162
         (Commission File                                 (IRS Employer
         Number)                                          Identification No.)


                        Morgan Stanley Aircraft Finance
                         c/o Wilmington Trust Company
                           1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                (302) 651-1000


            (Address and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Office)




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Item 5. Other Events


          Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated July 14, 1999 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance. Attached hereto as Exhibit B is Management's Discussion and Analysis of Second Quarter 1999.







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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date:    July 14, 1999                      By: /s/ Alexander Frank
                                               --------------------------------
                                                    Signatory Trustee







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



                                 EXHIBIT INDEX


Exhibit A   -    Report to Noteholders

Exhibit B   -    Management's Discussion and Analysis for the Second Quarter
                 1999



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